                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 6, 2002

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                           000-30176                           73-1567067
(State or Other Jurisdiction of     (Commission File Number)                 (I.R.S. Employer
Incorporation or Organization)                                             Identification Number)

    20 NORTH BROADWAY, SUITE 1500
        OKLAHOMA CITY, OKLAHOMA                                                   73102
(Address of Principal Executive Offices)                                        (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611


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ITEM 5. OTHER EVENTS

         On February 6, 2002, Devon Energy Corporation released oil and gas production, revenues and reserves for the fourth quarter and year-end 2001.

         The press release is filed as Exhibit 99 to this Current Report on Form 8-K, and the contents of such Exhibit is incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99       Press Release dated February 6, 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    DEVON ENERGY CORPORATION


                                    By: /s/  Danny J. Heatly
                                       -----------------------------------------
                                       Danny J. Heatly
                                       Vice President - Accounting


Date: February 6, 2002



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99                Press Release dated February 6, 2002


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